UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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PCS EDVENTURES!.COM, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PCS EDVENTURES!.COM, INC.

345 Bobwhite Court, Suite 200

Boise, Idaho 83706

(208) 343-3110

NOTICE OF ANNUAL MEETING TO SHAREHOLDERS

To the Shareholders of PCS Edventures!.com, Inc.:

The 2008 Annual Meeting of Shareholders of PCS Edventures!.com, Inc. will be held at the Company's offices located at 345 Bobwhite Court, Suite 200 Boise, Idaho 83706, on Tuesday, August 19, 2008, at 10:00 a.m. MDT. At this year's meeting, we plan to conduct the following business items:

1)

To re-elect the current members of our Board of Directors; and

2)

To transact such other business as may properly come before the annual meeting (and any adjournment thereof), all in accordance with the accompanying Proxy Statement.

Shareholders of record at the close of business on Tuesday, July 15, 2008, are entitled to notice of and vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person.  However, whether or not you expect to attend the Annual Meeting in person, you are urged to participate by completing, dating, and signing the accompanying proxy card and returning it to our offices as soon as possible in the enclosed self-addressed, stamped envelope provided for your convenience.  If you send your proxy card and then decide to attend the annual meeting to vote your shares in person, you may still do so.  Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Should any shareholder wish to submit a proposal for consideration at the Annual Meeting, the deadline is Friday, August 15, 2008.  Notice of a stockholder proposal submitted outside the processes of Rule 14a-8 of the Securities and Exchange Commission shall be considered untimely.

By the Order of the Board of Directors,

/Donald J. Farley/

Donald J. Farley,

Secretary

PCS EDVENTURES!.COM, INC.

345 Bobwhite Court, Suite 200

Boise, Idaho 83706

PROXY STATEMENT

Annual Meeting and Proxy Solicitation Information.

This Proxy Statement is furnished by our Board of Directors for the solicitation of proxies from the holders of our common stock in connection with the annual meeting of shareholders to be held at our offices located at 345 Bobwhite Court, Suite 200 Boise, Idaho 83706, on Tuesday, August 19, 2008, at 10:00 a.m. MDT, and at any recess or adjournment thereof. It is expected that the Notice of Annual Meeting of Shareholders, our Annual Report on Form 10 of the Securities and Exchange Commission for fiscal year ended March 31, 2008, this Proxy Statement, and the accompanying Proxy card will be mailed to shareholders starting on or about July 21, 2008.

Voting Procedures.

The presence in person or by proxy of a majority of the voting power at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be considered represented at the Annual Meeting for the purpose of determining a quorum. The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted in favor of all matters to be voted on as set forth in the proxy and, at the discretion of the persons named in the proxy, on any other business that may properly come before the Annual Meeting. Each stockholder will be entitled to one vote for each share of common stock held and will not be entitled to cumulate votes in the election of directors. Shares that are authorized but not yet issued will not be entitled to vote at the Annual Meeting.

Shareholders can ensure that their shares are voted at the annual meeting by signing, dating and returning the accompanying proxy card in the self-addressed, stamped envelope provided. The submission of a signed Proxy will not affect a shareholder's right to attend the annual meeting and vote in person. Shareholders who execute proxies retain the right to revoke them at any time before they are voted by filing with the Secretary of the Company a written revocation or a Proxy bearing a later date at the corporate address. The presence at the annual meeting of a shareholder who has signed a proxy does not, by itself, revoke that Proxy unless the shareholder attending the annual meeting files a written notice of revocation of the Proxy with the Secretary of the Company at any time prior to the voting of the Proxy at the meeting.

Proxies will be voted as specified by the shareholders. Where specific choices are not indicated, proxies will be voted FOR the election of each item so presented.

The Board of Directors knows of no other matters to be presented for shareholder action at the annual meeting. If any other matters properly come before the annual meeting, the persons named as proxies will vote on such matters in their discretion.

The expense of printing and mailing Proxy materials, including expenses involved in forwarding Proxy materials to beneficial owners of common stock held in the name of another person, will be paid by us. No solicitation, other than by mail, is currently planned.

Only shareholders of record at the close of business on Tuesday, July 15, 2008 (this date is referred to as the "record date"), are entitled to receive notice of and to vote the shares of common stock registered in their name at the annual meeting. As of the record date, we had approximately 37,537,00 shares of our common stock outstanding.  Each share of common stock entitles its holder to cast one vote on each matter to be voted upon at the annual meeting.

Under Idaho law, the Idaho Business Corporation Act requires the presence of a quorum to conduct business at the annual meeting. A quorum is defined as the presence, either in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote at the annual meeting. The shares represented at the annual meeting by Proxies that are marked "withhold authority" will be counted as shares present for the purpose of determining whether a quorum is present. Broker non-votes (i.e., Proxies from brokers or nominees indicating that such persons have not received instructions from beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will also be counted as shares present for purposes of determining a quorum.

Directors are elected by the affirmative vote of a plurality of the shares of common stock present, either in person or by proxy, at the annual meeting and entitled to vote. For this purpose, "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. In the election of directors, votes may be cast in favor or withheld. Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.

A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, constitute a quorum at the Annual Meeting of shareholders.  Broker non-votes will have no effect on the outcome of the shareholder vote on Proposal No. 2.

Effective Dates.

The election of directors, if approved by the shareholders, will be effective immediately following the annual meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

The following table outlines information provided to the Company as of June 20, 2008 regarding beneficial ownership of PCS Common Stock by the Company’s directors, executive management, and any beneficial owners.

DIRECTORS AND EXECUTIVE OFFICERS

	Amount and Nature of Beneficial Ownership (1)
Name and Address of Beneficial Owner	Shares Owned	Shares Issuable Upon Exercise of Options (3)	Total	Percentage Owned (2)
Anthony A. Maher, CEO (4) 345 Bobwhite Court, Suite 200 Boise, Idaho 83706	2,242,468	47,411	2,289,879	5.87%
Cecil D. Andrus, Director 345 Bobwhite Court, Suite 200 Boise, Idaho 83706	683,768	461,040	1,144,808	2.93%
Dehryl A. Dennis, Director 345 Bobwhite Court, Suite 200 Boise, Idaho 83706	2,000	20,971	22,971	>1%
Donald J. Farley, Secretary 345 Bobwhite Court, Suite 200 Boise, Idaho 83706	771,829	580,313	1,352,142	3.47%
Michael K. McMurray, Director 345 Bobwhite Court, Suite 200 Boise, Idaho 83706	249,218	74,466	323,684	>1%
Robert O. Grover, VP 345 Bobwhite Court, Suite 200 Boise, Idaho 83706	108,838	861,000	969,838	2.49%
All officers and directors as a group (six persons)	4,058,121	2,045,201	6,103,322	10.97%

(1)

Unless otherwise noted above, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner's percentage of ownership is determined by assuming that any warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised.  There are currently no beneficial owners, as defined by the Securities

Exchange Commission as owners with greater than 10% ownership, other than our directors and executive officers.

(2)

Based upon 36,976,446 shares outstanding as of the first date listed in this section.

(3)

This is the amount exercisable by the directors and executive officers as of June 20, 2008.

(4)

Includes (i) 2,167,968 shares owned of record by Mr. Maher; (ii) 9,500 shares which are beneficially owned by Sullivan Maher, LLC, for which Mr. Maher acts as a manager (iii) 35,000 shares owned by the Nick Maher Foundation, of which Mr. Maher is a trustee; and (iv) 30,000 shares owned by the Maher Family Partnership LLP; and (vi) 47,411 shares which may be issued upon the exercise of currently exercisable stock options.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The nominees for election as Directors are the five members of our current Board of Directors: Anthony A. Maher, Donald J. Farley, Cecil D. Andrus, Dehryl A. Dennis, and Michael K. McMurray.  Each director is to serve until the next Annual Meeting of our stockholders or until the director's death, resignation or termination and the appointment and qualification of a successor.

Nominees for Director

Name	Age	Position	Held Position Since
Anthony A. Maher	60	Chairman, President, and CEO	1989
Donald J. Farley	60	Secretary	1994
Cecil D. Andrus	76	Director	1997
Dehryl A. Dennis	67	Director	2006
Michael K. McMurray	62	Director	1989-1994, 2003-Present

Anthony A. Maher. Mr. Maher was recruited to PCS at our inception as Chairman of the Board, President and Chief Executive Officer and structured our purchase of PCS Schools, Inc. and PCS LabMentors, LTD. Since then, Mr. Maher has overseen the development of our curriculum from four core areas to over sixty (60); the development of our distance developer database and the creation of our web-based publishing expertise. From 1982 to 1989, he was founder and Chairman of the Board of National Manufacturing Company, Inc. and its subsidiary, National Medical Industries, Inc. From 1979 to 1982, Mr. Maher was Executive Vice President for Littletree Inns, a hotel company based in Boise, Idaho, with properties throughout the Northwest. Mr. Maher graduated from Boise State University in 1970 with a Bachelor of Arts degree in Political Science.

Donald J. Farley. Mr. Farley is the Secretary of the Company and acted as our Company's legal counsel from 1994 until 2005. Mr. Farley is a founding partner of the law firm of Hall, Farley, Oberrecht & Blanton, P.A. His legal practice emphasizes litigation and representation of closely held businesses. He has been in private practice since 1975, after serving a two-year judicial clerkship with former United States District Judge J. Blaine Anderson. Mr. Farley is admitted to practice before all state and federal courts in Idaho and has also been admitted to practice before the United States Supreme Court. He is a member of the American Bar Association, the International Association of Defense Counsel, Defense Research Institute, the Idaho State Bar Association and the Association of Trial lawyers of America. Mr. Farley graduated from the University of Idaho in 1970 with a Bachelor of Arts degree in Economics and from the University of Idaho College of Law in 1973.

Cecil D. Andrus. Governor Andrus joined the PCS Board of Directors in November 1995. Following his retirement from public service in January 1995, Mr. Andrus founded and now directs the Andrus Center for Public Policy at Boise State University. Governor Andrus is the first person in the history of Idaho to be elected Governor four different times (1970, 1974, 1986, and 1990). When he retired from public office, he was the senior governor in the United States in length of service. Mr. Andrus resigned as governor in 1977 to become the Secretary of the Interior in the Carter Administration, the first Idahoan to serve in a Presidential Cabinet. Governor Andrus is a former Director of Albertsons and KeyCorp, and a current Director of The Coeur D'Alene Company and Rentrak Corp. He also serves "Of Counsel" to the Gallatin Group, a public affairs and corporate analysis company, and the Andrus Center for Public Policy at Boise State University.

Dehryl A. Dennis, PhD.  Dr. Dennis has had a 36-year career that took him from teaching in small public schools in southwest Idaho to Puerto Rico and Illinois, and then returning to his native state as a district administrator in Boise, Idaho. During his entire professional career, Dr. Dennis was an outspoken advocate for programs that emphasized applied learning. Because of his strong belief that most people learn by "doing rather than thinking about doing," he supported and helped implement off-school site classrooms in malls and hospitals, partnerships with trade unions, small business, and industry, and cooperative agreements with institutions of higher learning. The success of these programs culminated in the construction of the Dehryl A. Dennis Professional Technical Center, which opened in 1999 and presently serves approximately 900 students from sixteen (16) area high schools. Appointed in 1976 as Director of Personnel, he later served as Assistant Superintendent and then Deputy Superintendent until he was appointed District Superintendent in 1994. He remained as Superintendent until his retirement in July 1999.

Michael K. McMurray. Mr. McMurray returned to the PCS Board in 2004 after having served on the Board from 1989 through 1994.  He retired as a financial executive from Boise Cascade Corporation in 2001.  Since retiring, Mike has served on a number of company and not-for-profit boards.  Mike is currently on the PCS Edventures Inc. Board and Advisory Boards for start-up companies Tenxsys Inc. and Paksense Inc.  Mike has worked as a consultant primarily engaged in financing growth for a broad range of companies including the Titcomb Family Trust and SITOA Corporation. Community boards include past Board Chairman of Idaho Housing and Finance Association and Board Chairman of the Idaho Housing Company.  He is a past board member of Farmers and Merchants Bank, the Downtown Boise Association, Hillcrest Country Club and the Boise Family YMCA. He is currently serving on the board of Regence Blue Shield of Idaho and the Idaho Community Foundation Finance Committee.  Mike is a graduate of the University of Idaho with a finance degree and the Harvard Business School Executive MBA program.

Committees

Audit Committee: We chartered an audit committee in 2001 for the purpose of engaging accounting firm(s). The audit committee currently consists of Board members, Michael K. McMurray and Cecil D. Andrus. Mr. McMurray is considered an audit committee financial expert based on his previous work experience and the definition contained in Reg. 228.401 Instructions to paragraph (e)(1) of Item 401 of the Sarbanes-Oxley Act. The audit committee continued to implement the formal policy regarding the scope, responsibilities and length of service for the audit committee adopted fiscal year 2005. The audit committee held no formal meetings during fiscal year 2008.  However, the audit committee did discuss auditing issues via telephone conference and during regularly scheduled board meetings, after which time the conversations were incorporated into the Company’s minutes.

The audit committee is currently responsible for (i) appointing or replacing our auditing firm, (ii) reviewing the scope, reports, costs, and other items related to the quarterly reviews and annual audit conducted by our auditors, (iii) reviewing the qualifications, expertise, and suitability of our auditors, (iv) speaking with and approving all actions to be undertaken by our auditors, and (v) reviewing and providing feedback for our internal control reports.

Nominating or Governance Committee: PCS does not have standing nominating or governance committee or a charter with respect to the process for nominations to our Board of Directors. Currently, our directors submit nominations for election to fill vacancies on the Board to the entire Board for its consideration.

Our Bylaws do not contain any provision addressing the process by which a stockholder may nominate an individual to stand for election to the Board of Directors, and we do not have any formal policy concerning stockholder recommendations to the Board of Directors. To date, we have not received any recommendations from non-affiliate stockholders requesting that the Board consider a candidate for election to the Board. However, the absence of such a policy does not mean that the Board of Directors would not consider any such recommendation, if one is received. The Board would consider any candidate proposed in good faith by a stockholder. To do so, a stockholder should send the candidate's name, credentials, contact information and his or her consent to be considered as a candidate to the Chairman of the Board, Anthony A. Maher. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership in the Company (how many shares owned and for how long).

In evaluating potential directors, Mr. Maher and the Board consider the following factors:

❖

the appropriate size of our Board of Directors;

❖

our needs with respect to the particular talents and experience of our directors;

❖

the knowledge, skills and experience of nominees, including experience in finance, administration, or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

❖

familiarity with the educational industry;

❖

experience with accounting rules and practices; and

❖

the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

Our goal is to assemble a Board of Directors that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, Mr. Maher and the Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although Mr. Maher and the Board of Directors may also consider such other factors as they may believe are in the best interests of PCS and our shareholders.

Mr. Maher and the Board of Directors identify nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-election. If any member of the Board does not wish to continue in service or if we decide not to re-nominate a member for re-election, we then identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

Our Board of Directors does not have a formal process for security holders to send communications to the Board. However, our directors take great interests in the concerns of stockholders. In addition, our directors review and give careful consideration to any and all stockholder communications. Security holder communications may be sent to: Board of Directors, PCS Edventures!.com, Inc., 345 Bobwhite Court, Suite 200, Boise, Idaho 83706. Communications may also be sent to any individual director at our address.

Compensation Committee Interlocks and Insider Participation

Compensation Committee: We adopted a compensation committee during fiscal year 2004 for the purpose of regulating management's compensation, as well as any incentive plans proposed by the Company.  The compensation committee currently consists of Board Members, Cecil D. Andrus and Donald J. Farley.  Neither member of the committee is now or was previously an officer or employee of the Company or any of its subsidiaries.  Compensation for each member of the compensation committee is included in the table titled Director Compensation for Fiscal Year 2008.

Compensation Committee Report

This report is being submitted by the compensation committee members, Mr. Farley and Mr. Andrus.  This report addresses what the compensation committee is responsible for and how the Company currently decides on compensation of its executive officers.

The compensation committee is currently responsible for (i) reviewing and monitoring the appropriateness of the Company’s executive compensation procedures, (ii) reviewing and approving, where necessary, compensation and benefits to executives, (iii) evaluating the performance of the executive officers, (iv) monitoring the benefit plan(s) offered to employees of the Company, and (v) evaluating and making recommendations for the stock option plan(s).

The compensation committee did not hold any meetings during fiscal year 2008.  However, any discussions related to compensation were discussed during regularly scheduled board meetings, after which time the conversations were incorporated into the Company’s minutes.  Within these discussions, the compensation committee discussed Compensation Discussion and Analysis including, but not limited to compensation awarded to, earned by, or paid to the executive officers of the Company; current and long-term compensation for executive officers; and proposed incentive compensation plans.  The compensation committee sets all levels of compensation for the executive officers.  For executive officers other than the CEO, the committee reviews, analyzes, and makes a determination of compensation based on recommendations from the CEO.  The CEO’s compensation is determined by the compensation committee each year after open discussions with other board members, excluding the Chairman, who is the CEO.  The key components of our compensation strategy is to link performance and shareholder value to salaries, stock bonus awards, and stock option awards to recognize the contribution of each individual executive officer, as well as to recognize the business results as demonstration by the executive officers as a whole.

The Compensation Committee of

the Board of Directors

Cecil D. Andrus, Chairman

Donald J. Farley

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE FOR FISCAL YEARS 2006-2008

The following table provides information relative to compensation paid to our executive officers for the fiscal years ended March 31, 2007 through March 31, 2008.  During the fiscal year ended March 31, 2008, Mr. Grover’s salary comprised 9.9% of the total compensation paid to all employees, while Mr. Maher’s salary comprised 11.8% of the total compensation paid to all employees.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Comp. ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Anthony A. Maher President, Director	03/31/08	120,000	0	0	0	0	0	*	120,000
	03/31/07	120,000	0	0	0	0	0	*	120,000
	03/31/06	120,000	0	0	0	0	0	*	120,000
Robert O. Grover, VP, Chief Tech. Officer	03/31/08	100,000	10,000	0	0	0	0	*	110,000
	03/31/07	100,000	0	0	0	0	0	*	100,000
	03/31/06	100,000	0	0	0	0	0	*	100,0000

*Aggregate amount of other compensation is less than $50,000 or 10% of the total annual salary and bonus reported.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2008

The following table outlines the equity-based awards granted to our executive officers for the fiscal year ended March 31, 2008.  The Company does not currently provide for any incentive plan awards.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)
		Thres-hold ($)	Target ($)	Max-imum ($)	Thres- hold (#)	Target (#)	Max-imum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Anthony A Maher, CEO, President, Chairman	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Robert O Grover, Exec VP, Chief Technology Officer	10/31/07	N/A	N/A	N/A	N/A	N/A	N/A	12,048	N/A	$0.83

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2008

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Anthony Maher	53,180	0	N/A	$0.30	12/31/2011	0	0	N/A	N/A
	20,270	0	N/A	$0.19	04/01/2016	0	0	N/A	N/A
Robert Grover	150,000	100,000	N/A	$0.31	06/14/2009	0	0	N/A	N/A
	60,000	40,000	N/A	$0.10	11/15/2009	0	0	N/A	N/A
	0	250,000	N/A	$0.54	05/12/2010	0	0	N/A	N/A
	30,000	77,467	N/A	$0.50	05/26/2010	0	0	N/A	N/A
	100,000	53,533	N/A	$0.15	07/29/2009	0	0	N/A	N/A
	150,000	0	N/A	$0.31	06/16/2009	0	0	N/A	N/A

OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR 2008

The following table provides information related to stock option exercises by executive officers of the Company, as well as any stock awards vesting during the Fiscal Year Ended March 31, 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercised ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Anthony Maher	418,628	$119,676	N/A	N/A
Robert Grover	0	0	N/A	N/A

DIRECTOR COMPENSATION FOR FISCAL YEAR 2008

Each fiscal year, the Board of Directors sets the dollar amount for the compensation of outside directors for their services. For the FY 2008, PCS has accrued approximately $30,000 of director fees. Said compensation shall be converted into the form of freely tradable PCS common stock at its then bid price, or in the form of stock options to purchase PCS common stock at its then current bid price.  It is the current practice of the Company to issue this compensation in the form of options that vest immediately upon execution of each agreement to purchase Rule 144 stock.  The current CEO is excluded from receiving additional compensation as a Board member beginning the second fiscal quarter of 2006 at his own request and by unanimous consent of the Board.

The Option Awards ($) listed below are valued utilizing the Black-Scholes Model.  At the time of the grant, the Company utilizes the weekly Friday risk-free rate of return for a treasury bill for the date closest thereto.  The Company calculates the volatility related to each issuance based upon the standard deviation of the Company’s stock price at the end of each month for the number of periods in arrears equal to the number of periods expiration of the option agreement.

The following table shows awards and payments to members of our board as compensation in accordance with the board approved director compensation.  The table excludes our Chairman, who is also an executive officer.  The Chairman’s compensation is fully reflected in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Cecil Andrus	0	0	7,305	0	0	0	7,305
Dehryl Dennis	0	0	7,305	0	0	0	7,305
Donald Farley	0	0	7,305	0	0	0	7,305
Michael McMurray	0	0	7,305	0	0	0	7,305

Certain Relationships and Related Transactions

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in certain legal proceedings

During the past five years, none of our present or former directors, executive officers, promoters, control persons or persons nominated to become directors or executive officers:

(1)

Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)

Was convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)

Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities;

(4)

Was found by a court of competent jurisdiction in a civil action, by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated.

Transactions with Related Persons

During the month of June 2007, we issued options to purchase 2,841 shares of our common stock to each of our four Board Members for a total issuance of 11,364 shares at an exercise price of $1.32 per share. The options were issued as compensation for Board services for the quarter ending June 30, 2007.

During the month of September 2007, we issued options to purchase 4,464 shares of our common stock to each of our four Board Members for a total issuance of 17,856 shares at an exercise price of $0.84 per share. The options were issued as compensation for Board services for the quarter ending September 30, 2007.

Parents

None, not applicable.

Promoters and Control Persons

None, not applicable.

Code of Ethics

We have adopted a Code of Ethics and it was attached as Exhibit 14 to our 2004 Annual Report on Form 10-KSB of the Securities and Exchange Commission and can be accessed in the Edgar archives of the Securities and Exchange Commission. If any shareholder does not have Internet access, a copy of the Code of Ethics will be provided on request to us at no cost.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who own more than ten percent (10%) of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership (Form 4) with the Securities and Exchange Commission. Executive officers, directors, and greater than 10% owners are required by the Securities and Exchange Commission's regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely on review of the copies of such forms furnished to us, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors were timely filed during fiscal year 2008, with the exception of our Chief Executive Officer, Anthony A. Maher, who filed a Form 4 on May 9, 2008 for the sale of 4,500 shares of indirect common stock with a transaction date of November 11, 2007. These shares were previously owned by E.L. Sullivan and were voted by Mr. Maher pursuant to an irrevocable proxy.

The Board of Directors recommends that shareholders vote FOR Proposal No. 1 to Re-Elect All Members of the Company’s Board of Directors.

Proposal No. 2

OTHER MATTERS

The Board of Directors is not aware of any business other than the aforementioned matters that will be presented for consideration at the Annual Meeting.  If other matters properly come before the Annual Meeting, it is the intention of the person named in the enclosed proxy to vote thereon in accordance with his best judgment.

A copy of our annual report 10KSB for the fiscal year ending March 31, 2008 and filed June 30, 2008 is attached.  Should additional copies be required they may be obtained by one of the following means:

1.

E-mailing jconaway@pcsedu.com;

2.

Calling Investor Relations at (208) 343-3110;

3.

Visiting www.edventures.com/IR;

4.

Writing Investor Relations PCS Edventures!.com, Inc. 345 Bobwhite Court, Suite 200 Boise, Idaho 83706

We look forward to seeing many of our shareholders at our Annual Meeting on August 19, 2008.  If you are unable to attend, please do not forget to submit your Proxy to have your shares voted according to your wishes.

Sincerely,

Anthony A. Maher

Chairman, President & CEO

PROXY

FOR THE ANNUAL MEETING

OF STOCKHOLDERS TO BE HELD AUGUST 19, 2008

This Proxy Is Solicited by Management of the Company.

The undersigned stockholder of PCS Edventures!.com, Inc. (the "Company"), hereby appoints Anthony A. Maher or __________________________ as proxy-holder for and on behalf of the undersigned to attend the Annual Meeting of Stockholders to be held August 19, 2008 at 10:00 a.m. and to vote said shareholder's shares as follows:

I direct that my proxy vote on the proposal to elect the following to the Board of Directors until the next Annual Meeting, as follows:

A.

Cecil D. Andrus

    _____ For      _____ Against       ____ Abstain

B.

 Dehryl A. Dennis

     _____ For      _____ Against       ____ Abstain

C.

 Donald J. Farley

_____ For      _____ Against       ____ Abstain

D.

 Anthony A. Maher

_____ For      _____ Against       ____ Abstain

E.

 Michael K. McMurray

_____ For      _____ Against       ____ Abstain

I authorize my proxy to vote as his/her discretion may dictate on the transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

In the event Anthony A. Maher is unable to attend this Annual Meeting, then Donald J. Farley shall be authorized to vote these shares in his place in the above-prescribed manner with all of the discretion otherwise to be held by Mr. Maher.

The undersigned hereby revokes any Proxy previously given, and incorporates by reference the provisions of the instructions following this proxy.

Print Name of Shareholder Number of Shares

Signature of Shareholder Date

Address:

Street or P.O. Number            City                State    Zip